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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 19, 2004

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                               RIM HOLDINGS INC.
               (Exact name of registrant as specified in Charter)

              NEVADA                   000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 Incorporation or organization)                              Identification No.)

                        22/F Morrison Commercial Building
                              31 Morrison Hill Road
                               Wan Chai, Hong Kong
                                      China
                    (Address of Principal Executive Offices)

                                  852-2891-3130
                            (Issuer Telephone number)

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Item 4.  Changes in Registrant's Certifying Accountant

     On August 19, 2004, the Registrant engaged Webb & Company, P.A. as the Registrant's independent accountants to review the Registrant's consolidated balance sheet as of June 30, 2004 and the related consolidated statements of income, stockholders' equity and cash flows for the quarter then ended. The decision to appoint Webb & Company, P.A. was approved by the Registrant's Board of Directors.

     The Registrant dismissed Gary E. Hirth CPA ("Hirth") as its auditors effective from August 19, 2004. Hirth served as the Registrant's independent auditors for the Registrant's former fiscal year ended September 30, 2003. Hirth's report on the Registrant's consolidated financial statements for the registrant's fiscal year ended September 30, 2003 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


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     During the  Registrant's  former fiscal year ended September 30, 2003 until
Hirth's dismissal,  there were no disagreements with Hirth within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Hirth`s satisfaction, would have caused Hirth to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant's former fiscal year ended September 30, 2003, until Hirth's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(v) of regulation S-K).

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Webb & Company, P.A.., neither the Registrant nor anyone on the Registrant's behalf consulted with Webb & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has requested Hirth to review the disclosure contained herein and has asked Hirth to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Hirth's views, or the respects in which Hirth does not agree with the statements contained herein. When Hirth furnishes such letter, the Registrant will file a copy of such letter as an Exhibit to an amendment to this Current Report on Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2004                 Rim Holdings Inc.

                                       /s/ Lee Kam Man
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                                       By: Lee Kam Man
                                       Its: Chief Executive Officer



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